UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	July 20, 2006

Volkswagen Auto Lease Underwritten Funding, LLC
VW Credit Leasing, LTD.
Volkswagen Auto Lease Trust 2006-A
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-133770	11-365048-3
333-133770-01	20-7012614
333-133770-03	38-6738618
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

3800 Hamlin Road
Auburn Hills, Michigan	48326

(Address of Principal Executive Offices)	(Zip Code)
(248) 754-5000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Item 8.01. Other Events.
     The Co-Registrants are filing the exhibit listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 Auto Lease Asset Backed Notes, Class A-2 Auto Lease Asset Backed Notes, Class A-3 Auto Lease Asset Backed Notes and Class A-4 Auto Lease Asset Backed Notes (the “Notes”) by Volkswagen Auto Lease Trust 2006-A described in the Preliminary Prospectus Supplement dated July 17, 2006 .
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Document Description
5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality matters
8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants, Volkswagen Auto Lease Underwritten Funding, LLC, VW Credit Leasing, Ltd. by its Servicer, VW Credit, Inc., and Volkswagen Auto Lease Trust 2006-A by its Administrator, VW Credit, Inc., have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLKSWAGEN AUTO LEASE UNDERWRITTEN FUNDING, LLC
Dated: July 20, 2006
	By:	/s/Martin Luedtke

	Name: Title:	Martin Luedtke President

VW CREDIT LEASING, LTD.

	By:	VW Credit, Inc., as Servicer
	By:	/s/Timothy Flaherty

	Name:	Timothy Flaherty
	Title:	Assistant Treasurer

VOLKSWAGEN AUTO LEASE TRUST 2006-A

	By:	VW Credit, Inc., as Administrator of the Volkswagen Auto Lease Trust 2006-A

	By:	/s/ Timothy Flaherty

	Name: Title:	Timothy Flaherty Assistant Treasurer